Exhibit 99


                                  CERTIFICATION
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Kadant Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 9, 2002                              /s/ William A. Rainville
                                                     ------------------------
                                                     William A. Rainville
                                                     Chief Executive Officer


Dated:   August 9, 2002                              /s/ Thomas M. O'Brien
                                                     ------------------------
                                                     Thomas M. O'Brien
                                                     Chief Financial Officer


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.